Exhibit 99.2
Weyerhaeuser Company
Q1.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Net sales and revenues	$1,615	$1,494	$1,422
Cost of products sold	1,317	1,290	1,177
Gross margin	298	204	245
Selling, general and administrative expenses	149	150	172
Research and development expenses	9	7	7
Charges for restructuring, closures and impairments	31	12	4
Other operating income, net	(22)	(66)	(174)
Operating income	131	101	236
Interest income and other	12	12	11
Interest expense, net of capitalized interest	(88)	(87)	(93)
Earnings from continuing operations before income taxes	55	26	154
Income taxes	10	15	(56)
Earnings from continuing operations	65	41	98
Earnings from discontinued operations, net of income taxes	—	—	1
Net earnings attributable to Weyerhaeuser common shareholders	$65	$41	$99

Per Share Information

	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Earnings per share attributable to Weyerhaeuser common shareholders, basic and diluted:
Continuing operations	$0.12	$0.08	$0.18
Discontinued operations	—	—	—
Net earnings per share	$0.12	$0.08	$0.18
Dividends paid per share	$0.15	$0.15	$0.15
Weighted average shares outstanding (in thousands):
Basic	536,432	537,368	537,140
Diluted	538,119	539,728	540,476
Common shares outstanding at end of period (in thousands)	536,425	537,409	538,408

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Operating income	$131	$101	$236
Depreciation, depletion and amortization	117	113	121
Special items	19	(38)	(152)
Capitalized interest included in cost of products sold	12	3	5
EBITDA, excluding special items*	$279	$179	$210
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q1.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2012	December 31, 2011

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$726	$950
Receivables, less allowances	503	490
Inventories	517	476
Prepaid expenses	80	68
Deferred tax assets	113	81
Total current assets	1,939	2,065
Property and equipment, net	2,829	2,901
Construction in progress	192	145
Timber and timberlands at cost, less depletion charged to disposals	3,970	3,978
Investments in and advances to equity affiliates	189	192
Goodwill	40	40
Other assets	442	444
Restricted assets held by special purpose entities	914	916
	10,515	10,681
Real Estate:
Cash and cash equivalents	2	3
Receivables, less allowances	30	41
Real estate in process of development and for sale	606	555
Land being processed for development	943	936
Investments in and advances to equity affiliates	19	21
Deferred tax assets	246	240
Other assets	113	113
Consolidated assets not owned	—	8
	1,959	1,917
Total assets	$12,474	$12,598

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$167	$12
Accounts payable	343	336
Accrued liabilities	536	593
Total current liabilities	1,046	941
Long-term debt	4,026	4,181
Deferred income taxes	108	93
Deferred pension and other postretirement benefits	1,470	1,467
Other liabilities	407	408
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	775	776
	7,832	7,866
Real Estate:
Long-term debt	283	285
Other liabilities	154	172
Consolidated liabilities not owned	—	8
	437	465
Total liabilities	8,269	8,331
Equity:
Total Weyerhaeuser shareholders' interest	4,197	4,263
Noncontrolling interests	8	4
Total equity	4,205	4,267
Total liabilities and equity	$12,474	$12,598

Weyerhaeuser Company
Q1.2012 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Cash flows from operations:
Net earnings	$65	$41	$99
Noncash charges (credits) to income:
Depreciation, depletion and amortization	117	113	123
Deferred income taxes, net	51	(6)	39
Pension and other postretirement benefits	21	(28)	24
Share-based compensation expense	6	10	14
Charges for impairment of assets	19	8	1
Net gains on dispositions of assets	(9)	(7)	(156)
Foreign exchange transaction gains	(5)	(7)	(7)
Change in:
Receivables less allowances	(19)	(5)	(59)
Receivable for taxes	(18)	(2)	(20)
Inventories	(6)	(40)	(66)
Real estate and land	37	(55)	(2)
Prepaid expenses	17	(8)	(10)
Accounts payable and accrued liabilities	(59)	(56)	(38)
Deposits on land positions and other assets	5	—	—
Pension and postretirement contributions	(79)	(35)	(19)
Other	4	17	(10)
Net cash from operations	147	(60)	(87)

Cash flows from investing activities:
Property and equipment	(76)	(54)	(35)
Timberlands reforestation	(6)	(10)	(12)
Proceeds from sale of assets	9	6	193
Other	7	1	5
Cash from investing activities	(66)	(57)	151

Cash flows from financing activities:
Cash dividends	(81)	(81)	(81)
Change in book overdrafts	28	(29)	(19)
Payments on debt	(33)	(2)	(2)
Exercises of stock options	1	5	34
Repurchase of common stock	(13)	—	—
Other	(1)	(1)	—
Cash from financing activities	(99)	(108)	(68)

Net change in cash and cash equivalents	(18)	(225)	(4)
Cash and cash equivalents at beginning of period	971	953	1,467
Cash and cash equivalents at end of period	$953	$728	$1,463
Cash paid (received) during the year for:
Interest, net of amount capitalized	$58	$114	$156
Income taxes	$7	$(10)	$2

Weyerhaeuser Company	Total Company Statistics
Q1.2012 Analyst Package
Preliminary results, subject to audit

Special Items Included in Net Earnings

in millions	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Net earnings	$65	$41	$99
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	(96)
Restructuring, impairments and other charges	12	10	—
Gain on postretirement plan amendment	—	(34)	—
Tax settlements	—	(8)	—
Net earnings before special items	$77	$9	$3

	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Net earnings per diluted share	$0.12	$0.08	$0.18
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	(0.18)
Restructuring, impairments and other charges	0.02	0.02	—
Gain on postretirement plan amendment	—	(0.06)	—
Tax settlements	—	(0.02)	—
Net earnings before special items per diluted share	$0.14	$0.02	$—

Selected Total Company Items, Excluding Discontinued Operations

in millions	Q4	Q1
	December 31, 2011	March 31, 2012	March 31, 2011

Depreciation, depletion and amortization:
Cost of products sold	$104	$102	$105
Selling, general and administrative expenses	13	11	16
Total depreciation, depletion and amortization	$117	$113	$121

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$12	$13	$10
Pension and postretirement costs not allocated	5	7	12
Total company pension and postretirement costs	$17	$20	$22

Total increase in Forest Products working capital (1)	$(41)	$(148)	$(194)
Cash spent for capital expenditures	$(82)	$(64)	$(47)

(1)	Working capital does not include cash balances.

Weyerhaeuser Company	Timberlands Segment
Q1.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q4.2011	Q1.2012	Q1.2011
Sales to and revenues from unaffiliated customers	$274	$250	$230
Intersegment sales	167	190	191
Total net sales and revenues	441	440	421
Cost of products sold	359	352	320
Gross margin	82	88	101
Selling, general and administrative expenses	21	25	23
Research and development expenses	6	4	4
Other operating income, net	(14)	(11)	(166)
Operating income	69	70	240
Interest income and other	1	1	1
Net contribution to earnings	$70	$71	$241
Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2011	Q1.2012	Q1.2011
Operating income	$69	$70	$240
Depreciation, depletion and amortization	35	35	31
Special items	—	—	(152)
EBITDA, excluding special items*	$104	$105	$119
* Non-GAAP measure - see page 9 for definition.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2011	Q1.2012	Q1.2011
Gain on sale of 82,000 acres of non-strategic timberlands	$—	$—	$152
Selected Segment Items

	Q4.2011	Q1.2012	Q1.2011
Total increase in working capital (1)	$(4)	$(11)	$(9)
Cash spent for capital expenditures	$(13)	$(12)	$(14)

(1)	Working capital does not include cash balances.
Segment Statistics

		Q4.2011	Q1.2012	Q1.2011
Third Party Net Sales and Revenue (millions)	Logs:
	West	$139	$130	$110
	South	53	50	41
	Canada	5	7	7
	Total Logs	197	187	158
	Pay as cut timber sales	9	11	8
	Timberlands exchanges	15	8	21
	Higher and better use land sales	14	4	4
	Minerals, oil and gas	10	7	14
	Products from international operations	27	25	17
	Other products	2	8	8
	Total	$274	$250	$230
Logs Third Party Sales Realizations (per cubic meter)	West	$99.71	$99.10	$100.20
	South	$39.82	$40.48	$41.22
	Canada	$34.04	$36.35	$34.73
	International	$17.03	$22.97	$22.12
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,396	1,308	1,095
	South	1,327	1,228	1,005
	Canada	146	205	194
	International	75	78	72
	Total	2,944	2,819	2,366
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,633	1,679	1,611
	South	2,668	2,714	2,180
	International	265	172	98
	Total	4,566	4,565	3,889

Weyerhaeuser Company	Wood Products Segment
Q1.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q4.2011	Q1.2012	Q1.2011
Sales to and revenues from unaffiliated customers	$542	$634	$526
Intersegment sales	19	20	20
Total net sales and revenues	561	654	546
Cost of products sold	576	620	536
Gross margin	(15)	34	10
Selling, general and administrative expenses	46	50	50
Research and development expenses	1	1	1
Charges for restructuring, closures and impairments	20	1	2
Other operating costs (income), net	(2)	5	(5)
Operating loss	(80)	(23)	(38)
Interest income and other	—	1	2
Net contribution to earnings	$(80)	$(22)	$(36)

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2011	Q1.2012	Q1.2011
Operating loss	$(80)	$(23)	$(38)
Depreciation, depletion and amortization	35	34	41
Special items	19	—	—
EBITDA, excluding special items*	$(26)	$11	$3
* Non-GAAP measure - see page 9 for definition.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2011	Q1.2012	Q1.2011
Charges for restructuring, closures and impairments	$(19)	$—	$—
Selected Segment Items

	Q4.2011	Q1.2012	Q1.2011
Total decrease (increase) in working capital (1)	$21	$(104)	$(115)
Cash spent for capital expenditures	$(14)	$(6)	$(6)

(1)	Working capital does not include cash balances.
Segment Statistics

in millions, except for third-party sales realizations		Q4.2011	Q1.2012	Q1.2011
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$256	$291	$260
	Third Party Sales Realizations	$296.09	$311.00	$315.26
	Third Party Sales Volumes	863	937	826
	Production Volumes	842	958	893
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$55	$65	$53
	Third Party Sales Realizations	$1,782.64	$1,830.07	$2,026.49
	Third Party Sales Volumes	3	4	3
	Production Volumes	2	4	4
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$36	$41	$33
	Third Party Sales Realizations	$1,257.62	$1,284.98	$1,266.51
	Third Party Sales Volumes	30	32	26
	Production Volumes	26	34	30
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$90	$111	$82
	Third Party Sales Realizations	$173.28	$196.89	$190.76
	Third Party Sales Volumes	516	565	432
	Production Volumes	541	601	494
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$18	$23	$15
	Third Party Sales Realizations	$274.02	$309.26	$256.13
	Third Party Sales Volumes	65	73	58
	Production Volumes	47	51	53

Weyerhaeuser Company	Cellulose Fibers Segment
Q1.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q4.2011	Q1.2012	Q1.2011
Total net sales and revenues	$523	$473	$506
Cost of products sold	370	411	400
Gross margin	153	62	106
Selling, general and administrative expenses	24	24	22
Research and development expenses	2	2	2
Charges for restructuring and impairments	1	—	—
Other operating income, net	(7)	(9)	(5)
Operating income	133	45	87
Interest income and other	1	(1)	(1)
Net contribution to earnings	$134	$44	$86

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2011	Q1.2012	Q1.2011
Operating income	$133	$45	$87
Depreciation, depletion and amortization	37	37	37
EBITDA, excluding special items*	$170	$82	$124
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q4.2011	Q1.2012	Q1.2011
Total decrease (increase) in working capital (1)	$(26)	$49	$20
Cash spent for capital expenditures	$(54)	$(45)	$(26)

(1)	Working capital does not include cash balances.
Segment Statistics

		Q4.2011	Q1.2012	Q1.2011
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$419	$367	$398
	Third Party Sales Realizations	$894.71	$818.42	$912.12
	Third Party Sales Volumes (thousands)	468	449	436
	Production Volumes (thousands)	460	438	437
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$81	$83	$85
	Third Party Sales Realizations	$1,151.48	$1,181.34	$1,148.29
	Third Party Sales Volumes (thousands)	70	70	74
	Production Volumes (thousands)	79	65	67

Weyerhaeuser Company	Real Estate Segment
Q1.2012 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q4.2011	Q1.2012	Q1.2011
Total net sales and revenues	$276	$137	$160
Cost of products sold	191	113	126
Gross margin	85	24	34
Selling, general and administrative expenses	37	32	35
Charges for restructuring, closures and impairments	10	1	1
Other operating income, net	(1)	—	—
Operating income (loss)	39	(9)	(2)
Interest income and other	2	1	1
Net contribution to earnings	$41	$(8)	$(1)

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2011	Q1.2012	Q1.2011
Operating income (loss)	$39	$(9)	$(2)
Depreciation, depletion and amortization	4	2	3
Capitalized interest included in cost of products sold	10	3	4
EBITDA, excluding special items*	$53	$(4)	$5
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q4.2011	Q1.2012	Q1.2011
Cash spent for capital expenditures	$(1)	$(1)	$(1)

Segment Statistics

	Q4.2011	Q1.2012	Q1.2011
Net sales and revenues:
Single-family housing	$232	$131	$152
Land	44	3	7
Other	—	3	1
Total net sales and revenue	$276	$137	$160
Single-family homes sold	406	697	535
Single-family homes closed	582	349	363
Single-family homes sold but not closed (backlog)	429	777	611
Single-family cancellation rate	18.2%	10.1%	11.6%
Single-family buyer traffic	10,533	14,272	12,904
Single-family average price of homes closed (in thousands)	$398	$376	$419
Single-family home gross margin - excluding impairments (1)	25.4%	17.3%	21.7%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company	Unallocated Items
Q1.2012 Analyst Package
Preliminary results, subject to audit
Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation; pension and postretirement costs; and foreign exchange transaction gains and losses associated with financing.
Contribution to Earnings

in millions	Q4.2011	Q1.2012	Q1.2011
Unallocated corporate function expenses	$(8)	$(6)	$(17)
Unallocated share-based compensation	(6)	(5)	(16)
Unallocated pension & postretirement costs	(5)	(7)	(12)
Foreign exchange gains	4	6	6
Other	(15)	30	(12)
Operating income (loss)	(30)	18	(51)
Interest income and other	8	10	8
Net contribution to earnings from continuing operations	(22)	28	(43)
Net contribution to earnings from discontinued operations	—	—	2
Net contribution to earnings	$(22)	$28	$(41)

Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2011	Q1.2012	Q1.2011
Operating income (loss)	$(30)	$18	$(51)
Depreciation, depletion and amortization	6	5	9
Special items	—	(38)	—
Capitalized interest included in cost of products sold	2	—	1
EBITDA, excluding special items*	$(22)	$(15)	$(41)
* Non-GAAP measure - see below for definition.
Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2011	Q1.2012	Q1.2011
Gain on postretirement plan amendment	$—	$52	$—
Restructuring, impairments and other charges	—	(14)	—
Total	$—	$38	$—

Unallocated Selected Items

	Q4.2011	Q1.2012	Q1.2011
Total increase in working capital (1)	$(32)	$(82)	$(90)

(1)	Working capital does not include cash balances.

*EBITDA excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. EBITDA excluding special items, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. EBITDA excluding special items should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP.